As filed with the Securities and Exchange Commission on May 2, 2000

                                                       Registration No. 33-64366
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6
                      Post-Effective Amendment No. 11 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                          RONALD J. BOGAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective(check appropriate box)

 /X/immediately upon filing pursuant to paragraph (b) of Rule 485
 --

 / /on May 1, 2000 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  / /this post-effective amendment designates a new effective date for a previously filed amendment


Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                           PROSPECTUS DATED MAY 1, 2000

                            VARIABLE ESTATE PROTECTION

          a flexible premium variable life survivorship insurance policy issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market . . . . . . .                                      John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the
investment options of the Trusts are referred to as "funds".   In the
prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                Express Delivery                     U.S. Mail
                ----------------                     ---------
             529 Main Street (X-4)                  P.O Box 111
             Charlestown, MA 02129               Boston, MA 02117


                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 90.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    7
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             9
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         11
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            13
 .How can I change my policy's investment allocations?              13
 .How can I access my investment in the policy?. .                  14
 .How much will JHVLICO pay when the last insured person            15
dies?. . . . . . . . . . . . . . . . . . . . . .
 .How can I change my policy's insurance coverage?                  17
 .Can I cancel my policy after it's issued?. . . .                  17
 .Can I choose the form in which JHVLICO pays out policy            18
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   19
 .How will my policy be treated for income tax purposes?            19
 .How do I communicate with JHVLICO?. . . . . . .                   19

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 15). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 15), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 15).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 15).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional benefits charge - A charge imposed for certain optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth  . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 135 and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $500,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,295  $  4,579   $    4,863
   2            17,556        500,000   500,000     500,000    10,130    11,037       11,978
   3            26,998        500,000   500,000     500,000    15,074    16,954       18,977
   4            36,912        500,000   500,000     500,000    20,469    23,687       27,283
   5            47,322        500,000   500,000     500,000    25,787    30,723       36,455
   6            58,252        500,000   500,000     500,000    32,092    39,183       47,734
   7            69,728        500,000   500,000     500,000    38,304    48,023       60,188
   8            81,779        500,000   500,000     500,000    44,423    57,255       73,934
   9            94,432        500,000   500,000     500,000    50,446    66,896       89,107
  10           107,717        500,000   500,000     500,000    56,372    76,960      105,851
  11           121,667        500,000   500,000     500,000    62,845    88,147      125,047
  12           136,314        500,000   500,000     500,000    69,201    99,815      146,225
  13           151,694        500,000   500,000     500,000    75,436   111,982      169,590
  14           167,843        500,000   500,000     500,000    81,539   124,660      195,364
  15           184,799        500,000   500,000     500,000    87,501   137,863      223,797
  16           202,603        500,000   500,000     500,000    93,307   151,604      255,165
  17           221,297        500,000   500,000     538,886    98,940   165,895      289,744
  18           240,926        500,000   500,000     590,546   104,380   180,746      327,832
  19           261,536        500,000   500,000     645,649   109,603   196,168      369,763
  20           283,177        500,000   500,000     704,522   114,576   212,171      415,896
  25           408,735        500,000   500,000   1,072,595

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $504,294  $504,579  $  504,863  $  4,294  $  4,579   $    4,863
   2            17,556        509,721   510,629     511,569    10,129    11,036       11,977
   3            26,998        515,072   516,952     518,975    15,072    16,952       18,975
   4            36,912        520,466   523,683     527,279    20,466    23,683       27,279
   5            47,322        525,782   530,717     536,447    25,782    30,717       36,447
   6            58,252        532,084   539,174     547,722    32,084    39,174       47,722
   7            69,728        538,293   548,008     560,169    38,293    48,008       60,169
   8            81,779        544,407   557,234     573,906    44,407    57,234       73,906
   9            94,432        550,424   566,865     589,064    50,424    66,865       89,064
  10           107,717        556,341   576,915     605,786    56,341    76,915      105,786
  11           121,667        562,804   588,086     624,955    62,804    88,086      124,955
  12           136,314        569,147   599,730     646,093    69,147    99,730      146,093
  13           151,694        575,360   611,859     669,393    75,360   111,859      169,393
  14           167,843        581,430   624,480     695,066    81,430   124,480      195,066
  15           184,799        587,344   637,598     723,342    87,344   137,598      223,342
  16           202,603        593,082   651,214     754,471    93,082   151,214      254,471
  17           221,297        598,621   665,322     788,723    98,621   165,322      288,723
  18           240,926        603,929   679,912     826,387   103,929   179,912      326,387
  19           261,536        608,972   694,965     867,780   108,972   194,965      367,780
  20           283,177        613,704   710,451     913,238   113,704   210,451      413,238
  25           408,735        632,169   794,475   1,217,464   132,169   294,475      717,464
  30           568,983        632,781   880,391   1,695,715   132,781   380,391    1,195,715
  35           773,504        599,160   948,493   2,436,768    99,160   448,493    1,936,768



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,133  $  4,411   $    4,690
   2            17,556        500,000   500,000     500,000    9,771    10,655       11,572
   3            26,998        500,000   500,000     500,000   14,462    16,284       18,248
   4            36,912        500,000   500,000     500,000   19,540    22,643       26,119
   5            47,322        500,000   500,000     500,000   24,467    29,204       34,719
   6            58,252        500,000   500,000     500,000   30,295    37,071       45,264
   7            69,728        500,000   500,000     500,000   35,933    45,178       56,786
   8            81,779        500,000   500,000     500,000   41,366    53,520       69,370
   9            94,432        500,000   500,000     500,000   46,582    62,090       83,114
  10           107,717        500,000   500,000     500,000   51,559    70,881       98,120
  11           121,667        500,000   500,000     500,000   56,759    80,387      115,042
  12           136,314        500,000   500,000     500,000   61,664    90,106      133,522
  13           151,694        500,000   500,000     500,000   66,238   100,013      153,703
  14           167,843        500,000   500,000     500,000   70,436   110,077      175,745
  15           184,799        500,000   500,000     500,000   74,204   120,260      199,827
  16           202,603        500,000   500,000     500,000   77,484   130,523      226,165
  17           221,297        500,000   500,000     500,000   80,182   140,799      254,991
  18           240,926        500,000   500,000     516,152   82,273   151,082      286,533
  19           261,536        500,000   500,000     560,081   83,654   161,307      320,758
  20           283,177        500,000   500,000     606,150   84,228   171,419      357,825
  25           408,735        500,000   500,000     874,630   69,967   217,880      592,281
  30           568,983             **   500,000   1,221,713       **   244,483      922,644
  35           773,504             **   500,000   1,674,875       **   218,081    1,372,545



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,133  $504,411  $  504,690  $ 4,133  $  4,411   $    4,690
   2            17,556        509,362   510,246     511,163    9,770    10,653       11,571
   3            26,998        514,458   516,279     518,243   14,458    16,279       18,243
   4            36,912        519,529   522,631     526,104   19,529    22,631       26,104
   5            47,322        524,445   529,177     534,687   24,445    29,177       34,687
   6            58,252        530,254   537,019     545,199   30,254    37,019       45,199
   7            69,728        535,861   545,085     556,665   35,861    45,085       56,665
   8            81,779        541,249   553,362     569,160   41,249    53,362       69,160
   9            94,432        546,400   561,838     582,764   46,400    61,838       82,764
  10           107,717        551,289   570,491     597,560   51,289    70,491       97,560
  11           121,667        556,367   579,804     614,172   56,367    79,804      114,172
  12           136,314        561,109   589,252     632,200   61,109    89,252      132,200
  13           151,694        565,471   598,788     651,735   65,471    98,788      151,735
  14           167,843        569,391   608,349     672,859   69,391   108,349      172,859
  15           184,799        572,802   617,857     695,652   72,802   117,857      195,652
  16           202,603        575,630   627,223     720,196   75,630   127,223      220,196
  17           221,297        577,758   636,313     746,534   77,758   136,313      246,534
  18           240,926        579,152   645,068     774,800   79,152   145,068      274,800
  19           261,536        579,687   653,331     805,043   79,687   153,331      305,043
  20           283,177        579,250   660,950     837,328   79,250   160,950      337,328
  25           408,735        557,110   681,970   1,030,465   57,110   181,970      530,465
  30           568,983             **   641,302   1,267,441       **   141,302      767,441
  35           773,504             **        **   1,519,453       **        **    1,019,453



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      28
How we support the policy and investment options                   28
Procedures for issuance of a policy.........                       29
Basic Sum Insured vs. Additional Sum Insured                       30
Commencement of investment performance......                       31
How we process certain policy transactions..                       31
Effects of policy loans.....................                       33
Additional information about how certain policy charges            33
work........................................
How we market the policies..................                       34
Tax considerations..........................                       35
Reports that you will receive...............                       37
Voting privileges that you will have........                       37
Changes that JHVLICO can make as to your policy                    37
Adjustments we make to death benefits.......                       38
When we pay policy proceeds.................                       38
Other details about exercising rights and paying benefits          39
Legal matters...............................                       39
Registration statement filed with the SEC...                       39
Accounting and actuarial experts............                       39
Financial statements of JHVLICO and the Account                    40
List of Directors and Executive Officers of JHVLICO                41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 17)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                     PAGE
Account . . . . . . .    28                                                30
account value . . . .     9                                                10
Additional Sum Insured   15                                                16
annual processing date   16                                                16
attained age. . . . .    10                                                16
Basic Sum Insured . .    15                                                 5
beneficiary . . . . .    39                                                14
business day. . . . .    29                                                11
changing Option A or B   17                                                18
changing the Total Sum
 Insured  . . . . . .    17                                                 7
charges . . . . . . .     9                                                30
Code. . . . . . . . .    35                                                16
cost of insurance
 rates. . . . . . . .    10                                                30
date of issue . . . .    30                                                 5
death benefit . . . .     5                                                 3
deductions. . . . . .     9                                                20
dollar cost averaging    14                                                 7
expenses of the Trusts   11                                                 9
fixed investment
 option . . . . . . .    29                                                 2
full surrender. . . .    14                                                28
fund. . . . . . . . .     2                                                 2
grace period. . . . .     7                                                15
guaranteed minimum
 death benefit  . . .     7                                                28
Guaranteed Minimum
 Death Benefit Premium    8                                                14
insurance charge. . .    10                                                14
insured person. . . .     5                                                 9
investment options. .     1                                                35
JHVLICO . . . . . . .    28                                                20
lapse . . . . . . . .     7                                                15

loan. . . . . . . . .    15                                                13

loan interest . . . .    15                                                 2

maximum premiums. . .     6                                                 1
Minimum Initial
 Premium. . . . . . .    29                                                28
minimum insurance
 amount . . . . . . .    16                                                14

minimum premiums. . .     6                                                11
modified endowment
 contract . . . . . .    36                                                 5

                           PROSPECTUS DATED MAY 1, 2000

                            VARIABLE ESTATE PROTECTION

          a flexible premium variable life survivorship insurance policy issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market. . . . . . .                                       John Hancock Life Insurance Company
  Brandes International Equity. . . . . . . . . . . . . . .       Brandes Investment Partners, L.P.
  Turner Core Growth. . . .                                       Turner Investment Partners, Inc.
  Frontier Capital Appreciation. . . . . . . . . . . . . . .      Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity. . . . . . . . . . . . . . .       The Clifton Group
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds".
  In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                Express Delivery                U.S. Mail
                ----------------                ---------
             529 Main Street (X-4)             P.O. Box 111
             Charlestown, MA 02129           Boston, MA 02117

                             Phone: 1-800-521-1234

                              Fax: 1-617-572-6956

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 90.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    7
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             9
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         11
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            13
 .How can I change my policy's investment allocations?              13
 .How can I access my investment in the policy?. .                  14
 .How much will JHVLICO pay when the last insured person            15
dies?. . . . . . . . . . . . . . . . . . . . . .
 .How can I change my policy's insurance coverage?                  17
 .Can I cancel my policy after it's issued?. . . .                  17
 .Can I choose the form in which JHVLICO pays out policy            18
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   19
 .How will my policy be treated for income tax purposes?            19
 .How do I communicate with JHVLICO?. . . . . . .                   20

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 15). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 15), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 15).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 15).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Trusts and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional benefits charge - A charge imposed for certain optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The first part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the second part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic

  Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth  . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%


M FUND, INC. (NOTE 5):
Brandes International Equity  . . . . .     0.96%           N/A              0.25%         1.21%           0.97%
Turner Core Growth  . . . . . . . . . .     0.45%           N/A              0.25%         0.70%           0.95%
Frontier Capital Appreciation . . . . .     0.90%           N/A              0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity**  . . . .     0.55%           N/A              0.25%         0.80%           1.08%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

  (5) M Fund, Inc. funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets.

    ** Clifton Enhanced U.S. Equity  was formerly "Enhanced U.S. Equity".


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 15) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI

Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $500,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trusts prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.79%, 5.16% and 11.12%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .13%. These rates are the arithmetic average for all funds of the Trusts. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,294  $  4,578   $    4,862
   2            17,556        500,000   500,000     500,000    10,127    11,034       11,975
   3            26,998        500,000   500,000     500,000    15,068    16,948       18,970
   4            36,912        500,000   500,000     500,000    20,459    23,675       27,270
   5            47,322        500,000   500,000     500,000    25,772    30,705       36,434
   6            58,252        500,000   500,000     500,000    32,070    39,157       47,703
   7            69,728        500,000   500,000     500,000    38,275    47,986       60,142
   8            81,779        500,000   500,000     500,000    44,385    57,206       73,870
   9            94,432        500,000   500,000     500,000    50,399    66,832       89,020
  10           107,717        500,000   500,000     500,000    56,313    76,878      105,736
  11           121,667        500,000   500,000     500,000    62,774    88,044      124,897
  12           136,314        500,000   500,000     500,000    69,118    99,689      146,033
  13           151,694        500,000   500,000     500,000    75,338   111,828      169,347
  14           167,843        500,000   500,000     500,000    81,427   124,475      195,061
  15           184,799        500,000   500,000     500,000    87,372   137,643      223,421
  16           202,603        500,000   500,000     500,000    93,160   151,345      254,703
  17           221,297        500,000   500,000     537,841    98,776   165,593      289,183
  18           240,926        500,000   500,000     589,323   104,197   180,395      327,153
  19           261,536        500,000   500,000     644,225   109,399   195,763      368,947
  20           283,177        500,000   500,000     702,871   114,352   211,707      414,922
  25           408,735        500,000   500,000   1,069,317   135,449   302,176      724,119
  30           568,983        500,000   544,394   1,606,849   143,646   411,129    1,213,501
  35           773,504        500,000   656,507   2,409,998   126,458   538,002    1,974,972



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                         Death Benefit                  Surrender Value
                                 ------------------------------  ------------------------------
                                     Assuming Hypothetical           Assuming Hypothetical
              Planned Premiums       Gross Annual Return of          Gross Annual Return of
  End of       Accumulated at    ------------------------------  ------------------------------
Policy Year  5% Annual Interest     0%        6%        12%         0%        6%         12%
-----------  ------------------  --------  --------  ----------  --------  --------  ------------
     1            $  8,564       $504,293  $504,578  $  504,862  $  4,293  $  4,578   $    4,862
     2              17,556        509,718   510,625     511,566    10,126    11,033       11,974
     3              26,998        515,066   516,946     518,968    15,066    16,946       18,968
     4              36,912        520,456   523,672     527,266    20,456    23,672       27,266
     5              47,322        525,767   530,699     536,426    25,767    30,699       36,426
     6              58,252        532,063   539,148     547,691    32,063    39,148       47,691
     7              69,728        538,264   547,972     560,123    38,264    47,972       60,123
     8              81,779        544,370   557,185     573,841    44,370    57,185       73,841
     9              94,432        550,377   566,801     588,977    50,377    66,801       88,977
    10             107,717        556,282   576,833     605,671    56,282    76,833      105,671
    11             121,667        562,734   587,983     624,806    62,734    87,983      124,806
    12             136,314        569,064   599,604     645,901    69,064    99,604      145,901
    13             151,694        575,262   611,706     669,150    75,262   111,706      169,150
    14             167,843        581,318   624,296     694,763    81,318   124,296      194,763
    15             184,799        587,215   637,379     722,967    87,215   137,379      222,967
    16             202,603        592,936   650,956     754,011    92,936   150,956      254,011
    17             221,297        598,457   665,021     788,162    98,457   165,021      288,162
    18             240,926        603,746   679,563     825,709   103,746   179,563      325,709
    19             261,536        608,770   694,563     866,964   108,770   194,563      366,964
    20             283,177        613,482   709,991     912,262   113,482   209,991      412,262
    25             408,735        631,837   793,628   1,215,223   131,837   293,628      715,223
    30             568,983        632,336   878,972   1,690,955   132,336   378,972    1,190,955
    35             773,504        598,625   946,275   2,427,181    98,625   446,275    1,927,181



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES


                                         Death Benefit                  Surrender Value
                                 ------------------------------  -----------------------------
                                     Assuming hypothetical           Assuming hypothetical
              Planned Premiums       gross annual return of         gross annual return of
  End of       accumulated at    ------------------------------  -----------------------------
Policy Year  5% annual interest     0%        6%        12%        0%        6%         12%
-----------  ------------------  --------  --------  ----------  -------  --------  ------------
     1            $  8,564       $500,000  $500,000  $  500,000  $ 4,132  $  4,410   $    4,689
     2              17,556        500,000   500,000     500,000    9,768    10,652       11,569
     3              26,998        500,000   500,000     500,000   14,456    16,277       18,241
     4              36,912        500,000   500,000     500,000   19,530    22,632       26,106
     5              47,322        500,000   500,000     500,000   24,452    29,187       34,699
     6              58,252        500,000   500,000     500,000   30,274    37,046       45,233
     7              69,728        500,000   500,000     500,000   35,905    45,143       56,742
     8              81,779        500,000   500,000     500,000   41,330    53,473       69,309
     9              94,432        500,000   500,000     500,000   46,537    62,030       83,032
    10             107,717        500,000   500,000     500,000   51,505    70,803       98,011
    11             121,667        500,000   500,000     500,000   56,693    80,291      114,901
    12             136,314        500,000   500,000     500,000   61,586    89,988      133,342
    13             151,694        500,000   500,000     500,000   66,148    99,870      153,476
    14             167,843        500,000   500,000     500,000   70,333   109,906      175,461
    15             184,799        500,000   500,000     500,000   74,086   120,057      199,477
    16             202,603        500,000   500,000     500,000   77,351   130,286      225,735
    17             221,297        500,000   500,000     500,000   80,034   140,522      254,468
    18             240,926        500,000   500,000     515,023   82,109   150,762      285,907
    19             261,536        500,000   500,000     558,785   83,474   160,939      320,016
    20             283,177        500,000   500,000     604,668   84,031   170,996      356,950
    25             408,735        500,000   500,000     871,891   69,680   217,080      590,426
    30             568,983             **   500,000   1,216,992       **   242,962      919,079
    35             773,504             **   500,000   1,667,119       **   214,855    1,366,190



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,132  $504,410  $  504,689  $ 4,132  $  4,410   $    4,689
   2            17,556        509,359   510,242     511,160    9,767    10,650       11,568
   3            26,998        514,452   516,273     518,236   14,452    16,273       18,236
   4            36,912        519,519   522,619     526,092   19,519    22,619       26,092
   5            47,322        524,430   529,160     534,666   24,430    29,160       34,666
   6            58,252        530,233   536,994     545,168   30,233    36,994       45,168
   7            69,728        535,833   545,050     556,621   35,833    45,050       56,621
   8            81,779        541,213   553,316     569,099   41,213    53,316       69,099
   9            94,432        546,355   561,778     582,682   46,355    61,778       82,682
  10           107,717        551,234   570,414     597,452   51,234    70,414       97,452
  11           121,667        556,301   579,708     614,031   56,301    79,708      114,031
  12           136,314        561,033   589,135     632,022   61,033    89,135      132,022
  13           151,694        565,382   598,647     651,511   65,382    98,647      151,511
  14           167,843        569,289   608,181     672,580   69,289   108,181      172,580
  15           184,799        572,687   617,659     695,310   72,687   117,659      195,310
  16           202,603        575,501   626,992     719,779   75,501   126,992      219,779
  17           221,297        577,615   636,046     746,029   77,615   136,046      246,029
  18           240,926        578,995   644,761     774,194   78,995   144,761      274,194
  19           261,536        579,516   652,981     804,320   79,516   152,981      304,320
  20           283,177        579,065   660,554     836,470   79,065   160,554      336,470
  25           408,735        556,868   681,294   1,028,579   56,868   181,294      528,579
  30           568,983             **   640,288   1,263,642       **   140,288      763,642
  35           773,504             **        **   1,512,267       **        **    1,012,267



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      28
How we support the policy and investment options                   28
Procedures for issuance of a policy.........                       29
Basic Sum Insured vs. Additional Sum Insured                       30
Commencement of investment performance......                       31
How we process certain policy transactions..                       31
Effects of policy loans.....................                       33
Additional information about how certain policy charges            33
work........................................
How we market the policies..................                       34
Tax considerations..........................                       35
Reports that you will receive...............                       37
Voting privileges that you will have........                       37
Changes that JHVLICO can make as to your policy                    37
Adjustments we make to death benefits.......                       38
When we pay policy proceeds.................                       38
Other details about exercising rights and paying benefits          39
Legal matters...............................                       39
Registration statement filed with the SEC...                       39
Accounting and actuarial experts............                       39
Financial statements of JHVLICO and the Account                    40
List of Directors and Executive Officers of JHVLICO                41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-521-1234.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 17)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trusts. We will vote the shares of each of the funds of the Trusts which are deemed attributable to variable life insurance policies at regular and special meetings of the Trusts' shareholders in accordance with instructions received from owners of such policies. Shares of the Trusts held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                  PAGE
Account . . . . . . .    28         monthly deduction date. . . . . . .   30
account value . . . .     9         mortality and expense risk charge .   10
Additional Sum Insured   15         optional benefits . . . . . . . . .   10
annual processing date   16         options for death benefit . . . . .   14
attained age. . . . .    10         owner . . . . . . . . . . . . . . .    5
Basic Sum Insured . .    15         partial withdrawal. . . . . . . . .   13
beneficiary . . . . .    39         partial withdrawal charge . . . . .   10
business day. . . . .    29         payment options . . . . . . . . . .   16
changing Option A or B   17         Planned Premium . . . . . . . . . .    6
changing the Total Sum              policy anniversary. . . . . . . . .   30
 Insured  . . . . . .    17         policy year . . . . . . . . . . . .   30
charges . . . . . . .     9         premium; premium payment. . . . . .    5
Code. . . . . . . . .    35         prospectus. . . . . . . . . . . . .    3
cost of insurance                   receive; receipt. . . . . . . . . .   19
 rates. . . . . . . .    10         reinstate; reinstatement. . . . . .    7
date of issue . . . .    30         sales charges . . . . . . . . . . .    9
death benefit . . . .     5         SEC . . . . . . . . . . . . . . . .    2
deductions. . . . . .     9         Separate Account. . . . . . . . . .   28
dollar cost averaging    14         Servicing Office. . . . . . . . . .    2
expenses of the Trusts   11         special loan account. . . . . . . .   14
fixed investment                    subaccount. . . . . . . . . . . . .   28
 option . . . . . . .    29         surrender . . . . . . . . . . . . .   13
full surrender. . . .    14         surrender value . . . . . . . . . .   13
fund. . . . . . . . .     2         Target Premium. . . . . . . . . . .    9
grace period. . . . .     7         tax considerations. . . . . . . . .   35
guaranteed minimum                  telephone transfers . . . . . . . .   19
 death benefit  . . .     7         Total Sum Insured . . . . . . . . .   14
Guaranteed Minimum                  transfers of account value. . . . .   12
 Death Benefit Premium    8         Trust . . . . . . . . . . . . . . .    2
insurance charge. . .    10         variable investment options . . . .    1
insured person. . . .     5         we; us. . . . . . . . . . . . . . .   28
investment options. .     1         withdrawal. . . . . . . . . . . . .   13
JHVLICO . . . . . . .    28         withdrawal charges. . . . . . . . .   10
lapse . . . . . . . .     7         you; your . . . . . . . . . . . . .    5

loan. . . . . . . . .    15

loan interest . . . .    15

maximum premiums. . .     6
Minimum Initial
 Premium. . . . . . .    29
minimum insurance
 amount . . . . . . .    16

minimum premiums. . .     6
modified endowment
 contract . . . . . .    36



                           PROSPECTUS DATED MAY 1, 2000

                      MAJESTIC VARIABLE ESTATE PROTECTION 98

          a flexible premium variable life survivorship insurance policy issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed...................................................      Independence Investment Associates, Inc.
  Growth & Income...........................................      Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R)................................      Fidelity Management and Research Company
  Equity Index..............................................      State Street Global Advisors
  Large Cap Value...........................................      T. Rowe Price Associates, Inc.
  Large Cap Growth..........................................      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth...............................      Alliance Capital Management L.P.
  Fidelity VIP Growth.......................................      Fidelity Management and Research Company
  AIM V.I. Value............................................      A I M Advisors, Inc.
  Mid Cap Value.............................................      Neuberger Berman, LLC
  Fundamental Mid Cap Growth................................      OppenheimerFunds, Inc.
  Mid Cap Growth............................................      Janus Capital Corporation
  Real Estate Equity........................................      Independence Investment Associates, Inc.
  Small/Mid Cap CORE........................................      Goldman Sachs Asset Management
  Small/Mid Cap Growth......................................      Wellington Management Company, LLP
  Small Cap Value...........................................      INVESCO Management & Research, Inc.
  Small Cap Growth..........................................      John Hancock Advisers, Inc.
  MFS New Discovery.........................................      MFS Investment Management(R)
  Global Balanced...........................................      Brinson Partners, Inc.
  Templeton International Securities........................      Templeton Investment Counsel, Inc.
  International Equity Index................................      Independence International Associates, Inc.
  International Opportunities...............................      Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity...................................      Management, Inc.
  Short-Term Bond...........................................      Independence Investment Associates, Inc.
  Bond Index................................................      Mellon Bond Associates, LLP
  Active Bond...............................................      John Hancock Advisers, Inc.
  Global Bond...............................................      J.P. Morgan Investment Management, Inc.
  High Yield Bond...........................................      Wellington Management Company, LLP
  Money Market..............................................      John Hancock Life Insurance Company
  Brandes International Equity..............................      Brandes Investment Partners, L.P.
  Turner Core Growth........................................      Turner Investment Partners, Inc.
  Frontier Capital Appreciation.............................      Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity..............................      The Clifton Group
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds".

  In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

            Express Delivery                       U.S. Mail
            ----------------                       ---------
          529 Main Street (X-4)                   P.O. Box 111
          Charlestown, MA 02129                 Boston, MA 02117


                             Phone: 1-800-521-1234

                              Fax: 1-617-572-6956

                            GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 31.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 45.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 93.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?.............................................   5
 .Who owns the policy?............................................   5
 .How can I invest money in the policy?...........................   5
 .Is there a minimum amount I must invest?........................   7
 .How will the value of my investment in the policy change
over time?.......................................................   8
 .What charges will JHVLICO deduct from my investment in
the policy?......................................................   9
 .What charges will the Trusts deduct from my investment in
the policy?......................................................  11
 .What other charges could JHVLICO impose in the future?..........  13
 .How can I change my policy's investment allocations?............  13
 .How can I access my investment in the policy?...................  14
 .How much will JHVLICO pay when the last insured person
dies?............................................................  16
 .How can I change my policy's insurance coverage?................  17
 .Can I cancel my policy after it's issued?.......................  18
 .Can I choose the form in which JHVLICO pays out policy
proceeds?........................................................  19
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?............................  19
 .How will my policy be treated for income tax purposes?..........  20
 .How do I communicate with JHVLICO?..............................  20

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

  Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
39. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
               -------

     . if we agree to it, through a salary deduction plan with your employer.

  You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Trusts and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

  If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If premium received in the first policy year is less than the Target Premium, then premium received in the second policy year will be treated as if received in the first policy year until first year premiums equal the Target Premium. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1998, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge imposed if you elect
 -------------------------------------------
  this rider. It is deducted only from premiums received in the first two policy years. The charge is 2% of premiums paid in the first two policy years until the total charges deducted equal 2% of one year's Target Premium.

 . Optional benefits charge - A charge imposed for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The first part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the second part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .35% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1998, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed................................     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income........................     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index...........................     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value........................     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth.......................     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth............     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value..........................     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth.........................     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth.............     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity.....................     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE.....................     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth...................     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value........................     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth.......................     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced *......................     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index.............     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities............     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity................     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond........................     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index.............................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *..........................     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond............................     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond........................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market...........................     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value.........................      0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth....................     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R).............     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST - CLASS 2 SHARES (NOTE 3):
Templeton International Securities.....     0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery......................     0.90%           N/A              0.17%         1.07%           1.59%

M FUND, INC. (NOTE 5):
Brandes International Equity...........     0.96%           N/A              0.25%         1.21%           0.97%
Turner Core Growth.....................     0.45%           N/A              0.25%         0.70%           0.95%
Frontier Capital Appreciation..........     0.90%           N/A              0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity**.........     0.55%           N/A              0.25%         0.80%           1.08%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

  (5) M Fund, Inc. funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets.

    ** Clifton Enhanced U.S. Equity  was formerly "Enhanced U.S. Equity".

WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 .You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 .We must receive the request for such a transfer during the period beginning
  60 days prior to the policy anniversary and ending 30 days after it.

 .The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is determined as follows:

     . We first determine the account value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by 1.00% in policy years 1 through 20 and .50% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 34.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum
       Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total Sum
       Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Enhanced cash value rider

  In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 36.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 36.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 39 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trusts prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 39.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.79%, 5.16% and 11.12%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .13%. These rates are the arithmetic average for all funds of the Trusts. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING CURRENT CHARGES AND CVAT TEST

                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming hypothetical              Assuming hypothetical
End of    Planned Premiums         gross annual return of             gross annual return of
Policy     accumulated at    ----------------------------------  --------------------------------
 Year    5% annual interest      0%          6%         12%         0%         6%           12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  9,144  $    9,725   $   10,306
   2             34,374       1,000,000   1,000,000   1,000,000    21,276      23,150       25,091
   3             52,861       1,000,000   1,000,000   1,000,000    31,593      35,492       39,684
   4             72,271       1,000,000   1,000,000   1,000,000    42,709      49,396       56,867
   5             92,653       1,000,000   1,000,000   1,000,000    53,567      63,834       75,758
   6            114,053       1,000,000   1,000,000   1,000,000    65,595      80,326       98,107
   7            136,524       1,000,000   1,000,000   1,000,000    77,300      97,426      122,672
   8            160,118       1,000,000   1,000,000   1,000,000    88,651     115,130      149,665
   9            184,891       1,000,000   1,000,000   1,000,000    99,619     133,437      179,326
  10            210,904       1,000,000   1,000,000   1,000,000   110,264     152,442      212,014
  11            238,217       1,000,000   1,000,000   1,000,000   122,153     173,806      249,747
  12            266,895       1,000,000   1,000,000   1,000,000   133,979     196,282      291,642
  13            297,008       1,000,000   1,000,000   1,000,000   145,736     219,918      338,140
  14            328,626       1,000,000   1,000,000   1,000,000   157,406     244,752      389,724
  15            361,825       1,000,000   1,000,000   1,000,000   168,983     270,835      446,938
  16            396,684       1,000,000   1,000,000   1,000,000   180,446     298,210      510,377
  17            433,286       1,000,000   1,000,000   1,079,882   191,782     326,926      580,624
  18            471,718       1,000,000   1,000,000   1,185,919   202,972     357,034      658,345
  19            512,072       1,000,000   1,000,000   1,299,672   213,995     388,587      744,322
  20            554,444       1,000,000   1,000,000   1,421,955   224,827     421,638      839,414
  25            800,279       1,000,000   1,000,000   2,200,596   276,302     613,634    1,490,197
  30          1,114,034       1,000,000   1,127,687   3,377,716   311,603     851,635    2,550,868
  35          1,514,473       1,000,000   1,386,459   5,180,202   307,480   1,136,191    4,245,131

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING CURRENT CHARGES AND CVAT TEST

                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming Hypothetical              Assuming Hypothetical
End of    Planned Premiums         Gross Annual Return of             Gross Annual Return of
Policy     Accumulated at    ----------------------------------  --------------------------------
 Year    5% Annual Interest      0%          6%         12%         0%         6%          12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,009,144  $1,009,725  $1,010,306  $  9,144  $    9,725   $   10,306
   2             34,374       1,020,475   1,022,348   1,024,289    21,274      23,147       25,087
   3             52,861       1,031,584   1,035,481   1,039,673    31,584      35,481       39,673
   4             72,271       1,042,686   1,049,369   1,056,836    42,686      49,369       56,836
   5             92,653       1,053,519   1,063,775   1,075,687    53,519      63,775       75,687
   6            114,053       1,065,505   1,080,213   1,097,965    65,505      80,213       97,965
   7            136,524       1,077,145   1,097,223   1,122,410    77,145      97,223      122,410
   8            160,118       1,088,398   1,114,789   1,149,208    88,398     114,789      149,208
   9            184,891       1,099,227   1,132,891   1,178,566    99,227     132,891      178,566
  10            210,904       1,109,693   1,151,615   1,210,819   109,693     151,615      210,819
  11            238,217       1,121,402   1,172,675   1,248,045   121,402     172,675      248,045
  12            266,895       1,133,042   1,194,813   1,289,334   133,042     194,813      289,334
  13            297,008       1,144,606   1,218,071   1,335,113   144,606     218,071      335,113
  14            328,626       1,156,075   1,242,484   1,385,844   156,075     242,484      385,844
  15            361,825       1,167,442   1,268,099   1,442,049   167,442     268,099      442,049
  16            396,684       1,178,684   1,294,947   1,504,289   178,684     294,947      504,289
  17            433,286       1,189,782   1,323,069   1,573,191   189,782     323,069      573,191
  18            471,718       1,200,715   1,352,500   1,649,445   200,715     352,500      649,445
  19            512,072       1,211,454   1,383,272   1,733,807   211,454     383,272      733,807
  20            554,444       1,221,965   1,415,413   1,827,110   221,965     415,413      827,110
  25            800,279       1,270,388   1,598,375   2,464,633   270,388     598,375    1,464,633
  30          1,114,034       1,296,116   1,807,048   3,500,322   296,116     807,048    2,500,322
  35          1,514,473       1,264,424   2,007,192   5,152,092   264,424   1,007,192    4,152,092

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING MAXIMUM CHARGES AND CVAT TEST

                                       Death Benefit                    Surrender Value
                             ----------------------------------  ------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  ------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  8,853  $  9,422   $    9,994
   2             34,374       1,000,000   1,000,000   1,000,000    20,670    22,497       24,397
   3             52,861       1,000,000   1,000,000   1,000,000    30,648    34,440       38,532
   4             72,271       1,000,000   1,000,000   1,000,000    41,405    47,891       55,163
   5             92,653       1,000,000   1,000,000   1,000,000    51,880    61,817       73,397
   6            114,053       1,000,000   1,000,000   1,000,000    63,502    77,732       94,963
   7            136,524       1,000,000   1,000,000   1,000,000    74,777    94,183      118,600
   8            160,118       1,000,000   1,000,000   1,000,000    85,676   111,161      144,497
   9            184,891       1,000,000   1,000,000   1,000,000    96,168   128,661      172,870
  10            210,904       1,000,000   1,000,000   1,000,000   106,215   146,667      203,948
  11            238,217       1,000,000   1,000,000   1,000,000   116,715   166,160      239,048
  12            266,895       1,000,000   1,000,000   1,000,000   126,654   186,158      277,508
  13            297,008       1,000,000   1,000,000   1,000,000   135,961   206,619      319,654
  14            328,626       1,000,000   1,000,000   1,000,000   144,539   227,486      365,846
  15            361,825       1,000,000   1,000,000   1,000,000   152,282   248,694      416,503
  16            396,684       1,000,000   1,000,000   1,000,000   159,070   270,171      472,113
  17            433,286       1,000,000   1,000,000   1,000,000   164,715   291,794      533,197
  18            471,718       1,000,000   1,000,000   1,080,718   169,164   313,564      599,944
  19            512,072       1,000,000   1,000,000   1,174,341   172,210   335,361      672,544
  20            554,444       1,000,000   1,000,000   1,272,864   173,654   357,091      751,402
  25            800,279       1,000,000   1,000,000   1,852,998   146,734   460,814    1,254,811
  30          1,114,034       1,000,000   1,000,000   2,615,322     6,310   535,184    1,975,104
  35          1,514,473              **   1,000,000   3,626,184        **   533,569    2,971,627

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING MAXIMUM CHARGES AND CVAT TEST

                                       Death Benefit                    Surrender Value
                             ----------------------------------  ------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  ------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,008,852  $1,009,422  $1,009,993  $  8,852  $  9,422   $    9,993
   2             34,374       1,019,869   1,021,696   1,023,596    20,667    22,495       24,394
   3             52,861       1,030,639   1,034,430   1,038,520    30,639    34,430       38,520
   4             72,271       1,041,382   1,047,865   1,055,133    41,382    47,865       55,133
   5             92,653       1,051,833   1,061,760   1,073,328    51,833    61,760       73,328
   6            114,053       1,063,415   1,077,623   1,094,826    63,415    77,623       94,826
   7            136,524       1,074,627   1,093,987   1,118,346    74,627    93,987      118,346
   8            160,118       1,085,431   1,110,832   1,144,056    85,431   110,832      144,056
   9            184,891       1,095,790   1,128,134   1,172,137    95,790   128,134      172,137
  10            210,904       1,105,652   1,145,855   1,202,776   105,652   145,855      202,776
  11            238,217       1,115,901   1,164,944   1,237,226   115,901   164,944      237,226
  12            266,895       1,125,506   1,184,379   1,274,741   125,506   184,379      274,741
  13            297,008       1,134,371   1,204,069   1,315,532   134,371   204,069      315,532
  14            328,626       1,142,377   1,223,889   1,359,801   142,377   223,889      359,801
  15            361,825       1,149,383   1,243,689   1,407,750   149,383   243,689      407,750
  16            396,684       1,155,236   1,263,296   1,459,586   155,236   263,296      459,586
  17            433,286       1,159,700   1,282,442   1,515,447   159,700   282,442      515,447
  18            471,718       1,162,704   1,301,011   1,575,658   162,704   301,011      575,658
  19            512,072       1,163,993   1,318,693   1,640,381   163,993   318,693      640,381
  20            554,444       1,163,334   1,335,185   1,709,815   163,334   335,185      709,815
  25            800,279       1,119,839   1,384,900   2,132,822   119,839   384,900    1,132,822
  30          1,114,034              **   1,312,986   2,674,947        **   312,986    1,674,947
  35          1,514,473              **          **   3,300,001        **        **    2,300,001

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING CURRENT CHARGES AND GPT TEST

                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming hypothetical              Assuming hypothetical
End of    Planned Premiums         gross annual return of             gross annual return of
Policy     accumulated at    ----------------------------------  --------------------------------
 Year    5% annual interest      0%          6%         12%         0%         6%           12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  9,144  $    9,725   $   10,306
   2             34,374       1,000,000   1,000,000   1,000,000    21,276      23,150       25,091
   3             52,861       1,000,000   1,000,000   1,000,000    31,593      35,492       39,684
   4             72,271       1,000,000   1,000,000   1,000,000    42,709      49,396       56,867
   5             92,653       1,000,000   1,000,000   1,000,000    53,567      63,834       75,758
   6            114,053       1,000,000   1,000,000   1,000,000    65,595      80,326       98,107
   7            136,524       1,000,000   1,000,000   1,000,000    77,300      97,426      122,672
   8            160,118       1,000,000   1,000,000   1,000,000    88,651     115,130      149,665
   9            184,891       1,000,000   1,000,000   1,000,000    99,619     133,437      179,326
  10            210,904       1,000,000   1,000,000   1,000,000   110,264     152,442      212,014
  11            238,217       1,000,000   1,000,000   1,000,000   122,153     173,806      249,747
  12            266,895       1,000,000   1,000,000   1,000,000   133,979     196,282      291,642
  13            297,008       1,000,000   1,000,000   1,000,000   145,736     219,918      338,140
  14            328,626       1,000,000   1,000,000   1,000,000   157,406     244,752      389,724
  15            361,825       1,000,000   1,000,000   1,000,000   168,983     270,835      446,938
  16            396,684       1,000,000   1,000,000   1,000,000   180,446     298,210      510,378
  17            433,286       1,000,000   1,000,000   1,000,000   191,782     326,926      580,710
  18            471,718       1,000,000   1,000,000   1,000,000   202,972     357,034      658,678
  19            512,072       1,000,000   1,000,000   1,000,000   213,995     388,587      745,109
  20            554,444       1,000,000   1,000,000   1,000,000   224,827     421,638      840,929
  25            800,279       1,000,000   1,000,000   1,576,668   276,302     613,634    1,501,588
  30          1,114,034       1,000,000   1,000,000   2,728,966   311,603     853,857    2,599,015
  35          1,514,473       1,000,000   1,218,339   4,630,712   307,480   1,160,323    4,410,202

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING CURRENT CHARGES AND GPT TEST



                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming Hypothetical              Assuming Hypothetical
End of    Planned Premiums         Gross Annual Return of             Gross Annual Return of
Policy     Accumulated at    ----------------------------------  --------------------------------
 Year    5% Annual Interest      0%          6%         12%         0%         6%          12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,009,144  $1,009,725  $1,010,306  $  9,144  $    9,725   $   10,306
   2             34,374       1,020,475   1,022,348   1,024,289    21,274      23,147       25,087
   3             52,861       1,031,584   1,035,481   1,039,673    31,584      35,481       39,673
   4             72,271       1,042,686   1,049,369   1,056,836    42,686      49,369       56,836
   5             92,653       1,053,519   1,063,775   1,075,687    53,519      63,775       75,687
   6            114,053       1,065,505   1,080,213   1,097,965    65,505      80,213       97,965
   7            136,524       1,077,145   1,097,223   1,122,410    77,145      97,223      122,410
   8            160,118       1,088,398   1,114,789   1,149,208    88,398     114,789      149,208
   9            184,891       1,099,227   1,132,891   1,178,566    99,227     132,891      178,566
  10            210,904       1,109,693   1,151,615   1,210,819   109,693     151,615      210,819
  11            238,217       1,121,402   1,172,675   1,248,045   121,402     172,675      248,045
  12            266,895       1,133,042   1,194,813   1,289,334   133,042     194,813      289,334
  13            297,008       1,144,606   1,218,071   1,335,113   144,606     218,071      335,113
  14            328,626       1,156,075   1,242,484   1,385,844   156,075     242,484      385,844
  15            361,825       1,167,442   1,268,099   1,442,049   167,442     268,099      442,049
  16            396,684       1,178,684   1,294,947   1,504,289   178,684     294,947      504,289
  17            433,286       1,189,782   1,323,069   1,573,191   189,782     323,069      573,191
  18            471,718       1,200,715   1,352,500   1,649,445   200,715     352,500      649,445
  19            512,072       1,211,454   1,383,272   1,733,807   211,454     383,272      733,807
  20            554,444       1,221,965   1,415,413   1,827,110   221,965     415,413      827,110
  25            800,279       1,270,388   1,598,375   2,464,633   270,388     598,375    1,464,633
  30          1,114,034       1,296,116   1,807,048   3,500,322   296,116     807,048    2,500,322
  35          1,514,473       1,264,424   2,007,192   5,152,092   264,424   1,007,192    4,152,092

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING MAXIMUM CHARGES AND GPT TEST

                                       Death Benefit                    Surrender Value
                             ----------------------------------  ------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  ------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  8,853  $  9,422   $    9,994
   2             34,374       1,000,000   1,000,000   1,000,000    20,670    22,497       24,397
   3             52,861       1,000,000   1,000,000   1,000,000    30,648    34,440       38,532
   4             72,271       1,000,000   1,000,000   1,000,000    41,405    47,891       55,163
   5             92,653       1,000,000   1,000,000   1,000,000    51,880    61,817       73,397
   6            114,053       1,000,000   1,000,000   1,000,000    63,502    77,732       94,963
   7            136,524       1,000,000   1,000,000   1,000,000    74,777    94,183      118,600
   8            160,118       1,000,000   1,000,000   1,000,000    85,676   111,161      144,497
   9            184,891       1,000,000   1,000,000   1,000,000    96,168   128,661      172,870
  10            210,904       1,000,000   1,000,000   1,000,000   106,215   146,667      203,948
  11            238,217       1,000,000   1,000,000   1,000,000   116,715   166,160      239,048
  12            266,895       1,000,000   1,000,000   1,000,000   126,654   186,158      277,508
  13            297,008       1,000,000   1,000,000   1,000,000   135,961   206,619      319,654
  14            328,626       1,000,000   1,000,000   1,000,000   144,539   227,486      365,846
  15            361,825       1,000,000   1,000,000   1,000,000   152,282   248,694      416,503
  16            396,684       1,000,000   1,000,000   1,000,000   159,070   270,171      472,113
  17            433,286       1,000,000   1,000,000   1,000,000   164,715   291,794      533,220
  18            471,718       1,000,000   1,000,000   1,000,000   169,164   313,564      600,574
  19            512,072       1,000,000   1,000,000   1,000,000   172,210   335,361      674,985
  20            554,444       1,000,000   1,000,000   1,000,000   173,654   357,091      757,463
  25            800,279       1,000,000   1,000,000   1,392,680   146,734   460,814    1,326,362
  30          1,114,034       1,000,000   1,000,000   2,364,552     6,310   535,184    2,251,955
  35          1,514,473              **   1,000,000   3,903,377        **   533,569    3,717,502

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING MAXIMUM CHARGES AND GPT TEST


                                       Death Benefit                    Surrender Value
                             ----------------------------------  ------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  ------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,008,852  $1,009,422  $1,009,993  $  8,852  $  9,422   $    9,993
   2             34,374       1,019,869   1,021,696   1,023,596    20,667    22,495       24,394
   3             52,861       1,030,639   1,034,430   1,038,520    30,639    34,430       38,520
   4             72,271       1,041,382   1,047,865   1,055,133    41,382    47,865       55,133
   5             92,653       1,051,833   1,061,760   1,073,328    51,833    61,760       73,328
   6            114,053       1,063,415   1,077,623   1,094,826    63,415    77,623       94,826
   7            136,524       1,074,627   1,093,987   1,118,346    74,627    93,987      118,346
   8            160,118       1,085,431   1,110,832   1,144,056    85,431   110,832      144,056
   9            184,891       1,095,790   1,128,134   1,172,137    95,790   128,134      172,137
  10            210,904       1,105,652   1,145,855   1,202,776   105,652   145,855      202,776
  11            238,217       1,115,901   1,164,944   1,237,226   115,901   164,944      237,226
  12            266,895       1,125,506   1,184,379   1,274,741   125,506   184,379      274,741
  13            297,008       1,134,371   1,204,069   1,315,532   134,371   204,069      315,532
  14            328,626       1,142,377   1,223,889   1,359,801   142,377   223,889      359,801
  15            361,825       1,149,383   1,243,689   1,407,750   149,383   243,689      407,750
  16            396,684       1,155,236   1,263,296   1,459,586   155,236   263,296      459,586
  17            433,286       1,159,700   1,282,442   1,515,447   159,700   282,442      515,447
  18            471,718       1,162,704   1,301,011   1,575,658   162,704   301,011      575,658
  19            512,072       1,163,993   1,318,693   1,640,381   163,993   318,693      640,381
  20            554,444       1,163,334   1,335,185   1,709,815   163,334   335,185      709,815
  25            800,279       1,119,839   1,384,900   2,132,822   119,839   384,900    1,132,822
  30          1,114,034              **   1,312,986   2,674,947        **   312,986    1,674,947
  35          1,514,473              **          **   3,300,001        **        **    2,300,001

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.

CONTENTS OF THIS SECTION                                         BEGINNING ON PAGE
------------------------                                         -----------------
Description of JHVLICO .......................................          32
How we support the policy and investment options..............          32
Procedures for issuance of a policy...........................          33
Basic Sum Insured vs. Additional Sum Insured..................          34
Commencement of investment performance........................          35
How we process certain policy transactions....................          35
Effects of policy loans.......................................          37
Additional information about how certain policy charges                 37
work..........................................................
How we market the policies....................................          38
Tax considerations............................................          39
Reports that you will receive.................................          41
Voting privileges that you will have..........................          41
Changes that JHVLICO can make as to your policy...............          41
Adjustments we make to death benefits.........................          42
When we pay policy proceeds...................................          42
Other details about exercising rights and paying benefits.....          43
Legal matters.................................................          43
Registration statement filed with the SEC.....................          43
Accounting and actuarial experts..............................          43
Financial statements of JHVLICO and the Account...............          43
List of Directors and Executive Officers of JHVLICO...........          44

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 34).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 39).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made;
   or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-521-1234.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount you must pay to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 38.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 39.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trusts. We will vote the shares of each of the funds of the Trusts which are deemed attributable to variable life insurance policies at regular and special meetings of the Trusts' shareholders in accordance with instructions received from owners of such policies. Shares of the Trusts held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York

Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro....      Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer......      Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage ........      Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones...........      Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee............      Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy.........      Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster.........      Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano........      Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong .............      Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette......      Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd...........      Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou..........      Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen.........      Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge...........      Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith.........      Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.....      Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6........................................   $ 1,216.3    $1,185.8
Preferred stocks ....................................        35.9        36.5
Common stocks........................................         3.2         3.1
Investment in affiliates.............................        80.7        81.7
Mortgage loans on real estate--Note 6................       433.1       388.1
Real estate..........................................        25.0        41.0
Policy loans.........................................       172.1       137.7
Cash items:
   Cash in banks.....................................        27.2        11.4
   Temporary cash investments........................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred............................        29.9        32.7
Investment income due and accrued....................        33.2        29.8
Other general account assets.........................        65.3        47.5
Assets held in separate accounts.....................     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS........................................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS

  Policy reserves....................................   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1.....        67.3        44.3
  Other general account obligations..................       219.0       150.9
  Transfers from separate accounts, net..............      (221.6)     (190.3)
  Asset valuation reserve--Note 1....................        23.1        21.9
  Obligations related to separate accounts...........     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS...................................
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares............         2.5         2.5
  Paid-in capital....................................       572.4       377.5
  Unassigned deficit--Note 10........................      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY.........................       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY..........   $10,613.0    $8,599.0
                                                        =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                         YEAR ENDED DECEMBER 31,
                                                                      --------------------------
                                                                        1999             1998
                                                                      ---------        ---------
                                                                             (IN MILLIONS)
INCOME
Premiums....................................................          $1,272.3
Net investment income--Note 3...............................             136.0            122.8
Other, net..................................................             605.4            618.1
                                                                      --------         --------
                                                                       1,692.2          2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries.................             349.9            301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries..........................             888.8          1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5............................             314.4            274.2
State and miscellaneous taxes...............................              20.5             28.1
                                                                      ----------       --------
                                                                       1,573.6          1,963.9
                                                                      ----------       --------
 Gain from operations before federal income
 taxes and net realized capital losses                                   118.6             49.3
Federal income taxes--Note 1................................              42.9             33.1
                                                                      ----------       --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES                  75.7             16.2
Net realized capital losses--Note 4.........................              (1.7)            (0.6)
                                                                      ----------       --------
  NET INCOME................................................              74.0             15.6

Unassigned deficit at beginning of year.....................             (49.2)           (58.3)
Net unrealized capital losses and other adjustments--Note 4               (3.8)            (6.0)
Other reserves and adjustments--Note 10.....................            (198.9)            (0.5)
                                                                      ----------       --------

    UNASSIGNED DEFICIT AT END OF YEAR.......................          $ (177.9)        $  (49.2)
                                                                      ==========       ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                       YEAR ENDED DECEMBER 31,
                                                                      ---------------------------
                                                                        1999              1998
                                                                      ---------        ----------
                                                                             (IN MILLIONS)
Cash flows from operating activities:
   Insurance premiums............................                         134.2             118.2
   Net investment income.........................                        (321.6)           (275.5)
   Benefits to policyholders and beneficiaries...                         (25.6)            (22.3)
Dividends paid to policyholders..................                        (344.8)           (296.9)
Insurance expenses and taxes.....................                        (705.3)           (874.4)
Net transfers to separate accounts...............                         540.6             551.3
   Other, net....................................                     ---------        ----------
                                                                          236.0             475.7
  NET CASH PROVIDED FROM OPERATIONS..............                     ---------        ----------


Cash flows used in investing activities:
                                                                         (240.7)           (618.8)
   Bond purchases................................                         108.3             340.7
   Bond sales....................................                          78.4             111.8
   Bond maturities and scheduled redemptions.....                          18.7              76.5
   Bond prepayments..............................                          (3.9)            (23.4)
   Stock purchases...............................                           3.6               1.9
   Proceeds from stock sales.....................                          (2.2)             (4.2)
   Real estate purchases.........................                          17.8               2.1
   Real estate sales.............................                          (4.5)              0.0
   Other invested assets purchases...............                         (70.7)           (145.5)
   Mortgage loans issued.........................                          25.3              33.2
   Mortgage loan repayments......................                         (68.9)           (435.2)
   Other, net....................................                     ---------        ----------
                                                                         (138.8)           (660.9)
 NET CASH USED IN INVESTING ACTIVITIES...........                     ---------        ----------


Cash flows from financing activities:
                                                                          194.9
   Capital contribution..........................
   Net (decrease) increase in short-term note                             (61.9)             61.9
 payable.........................................                     ---------        ----------
                                                                          133.0              61.9
 NET CASH PROVIDED FROM FINANCING ACTIVITIES.....                     ---------        ----------


INCREASE (DECREASE) IN CASH AND TEMPORARY CASH                            230.2
INVESTMENTS

Cash and temporary cash investments at beginning                           19.9             143.2
 of year.........................................                     ---------        ----------

CASH AND TEMPORARY CASH INVESTMENTS AT END OF                             250.1             $19.9
 YEAR............................................                     =========        ==========


The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.

 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.

 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.

 The federal income

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------
                                                         (IN MILLIONS)


Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------
                                                       (IN MILLIONS)


Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------
                                                       (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:


                        --------------   --------------     ---------------    ---------
                                                 (IN MILLIONS)
December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                              --------         -----              ------             --------

Total bonds . . . . .
                              ========         =====              ======             ========

December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                              --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                              ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------
                                                           (IN MILLIONS)
Due in one year or less. . . . . . . . . . . . . .    $  58.5           58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central  $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
                                ------


                                $433.1                           $433.1
                                ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)
                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998
                                                            FAIR VALUE
                                                   (IN MILLIONS)
Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                                  DECEMBER 31, 1999   PERCENT
                                                   ----------------   ------
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
                                                     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
                                                     --------

Total annuity reserves and deposit liabilities       $2,673.4         100.0%
                                                     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                         DECEMBER 31,
                                                      1999          1998
                                                      ---------------------
                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
                         ---------    --------    ----------   ------------
                                              (IN MILLIONS)

ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1
LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999



                                                                       HIGH
                                              BOND     SMALL/ MID     YIELD
                                             INDEX      CAP CORE       BOND
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                     PAGE
Account . . . . . . .    32                                                34
account value . . . .     9                                                10
Additional Sum Insured   16                                                16
annual processing date   17                                                16
attained age. . . . .    10                                                16
Basic Sum Insured . .    16                                                 5
beneficiary . . . . .    43                                                14
business day. . . . .    33                                                11
changing Option A or B   18                                                19
changing the Total Sum
 Insured  . . . . . .    17                                                 7
charges . . . . . . .     9                                                34
Code. . . . . . . . .    39                                                17
cost of insurance
 rates. . . . . . . .    10                                                34
date of issue . . . .    34                                                 5
death benefit . . . .     5                                                 3
deductions. . . . . .     9                                                21
dollar cost averaging    14                                                 7
enhanced cash value
 rider. . . . . . . .    17                                                 9
expenses of the Trusts   11                                                 2
fixed investment
 option . . . . . . .    33                                                32
full surrender. . . .    14                                                 2
fund. . . . . . . . .     2                                                15
grace period. . . . .     7                                                32
guaranteed minimum
 death benefit  . . .     7                                                14
Guaranteed Minimum
 Death Benefit Premium    8                                                14
insurance charge. . .    10                                                10
insured person. . . .     5                                                39
investment options. .     1                                                21
JHVLICO . . . . . . .    32                                                16

lapse . . . . . . . .     7                                                13

loan. . . . . . . . .    15                                                 2

loan interest . . . .    15                                                 1

maximum premiums. . .     6                                                32
Minimum Initial
 Premium. . . . . . .    33                                                14
minimum insurance
 amount . . . . . . .    17                                                11

minimum premiums. . .     6                                                 5
modified endowment
 contract . . . . . .    40

                           PROSPECTUS DATED MAY 1, 2000

                       MAJESTIC VARIABLE ESTATE PROTECTION

          a flexible premium variable life survivorship insurance policy issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market. . . . . . .                                       John Hancock Life Insurance Company
  Brandes International Equity. . . . . . . . . . . . . . .       Brandes Investment Partners, L.P.
  Turner Core Growth. . . .                                       Turner Investment Partners, Inc.
  Frontier Capital Appreciation. . . . . . . . . . . . . . .      Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity. . . . . . . . . . . . . . .       The Clifton Group
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds".
  In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

      Express Delivery                               U.S. Mail
      ----------------                               ---------
      529 Main Street                              P.O. Box 111
   Charlestown, MA 02129                         Boston, MA 02117



                             Phone:1-800-521-1234

                              Fax: 1-617-572-6956

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 90.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    7
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             9
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         11
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            13
 .How can I change my policy's investment allocations?              13
 .How can I access my investment in the policy?. .                  14
 .How much will JHVLICO pay when the last insured person            16
dies?. . . . . . . . . . . . . . . . . . . . . .
 .How can I change my policy's insurance coverage?                  17
 .Can I cancel my policy after it's issued?. . . .                  18
 .Can I choose the form in which JHVLICO pays out policy            18
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   19
 .How will my policy be treated for income tax purposes?            20
 .How do I communicate with JHVLICO?. . . . . . .                   20

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Trusts and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge imposed if you elect
 -------------------------------------------
  this rider. It is deducted only from premiums received in the first policy year. The charge is 2% of premiums paid in the first policy year up to the Target Premium.

 . Optional benefits charge - A charge imposed for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .35% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth  . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%


M FUND, INC. (NOTE 5):
Brandes International Equity  . . . . .     0.96%           N/A              0.25%         1.21%           0.97%
Turner Core Growth  . . . . . . . . . .     0.45%           N/A              0.25%         0.70%           0.95%
Frontier Capital Appreciation . . . . .     0.90%           N/A              0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity**  . . . .     0.55%           N/A              0.25%         0.80%           1.08%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund

    Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

  (5) M Fund, Inc. funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets.

    ** Clifton Enhanced U.S. Equity  was formerly "Enhanced U.S. Equity".


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Enhanced cash value rider

  In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trusts prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under

"Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.79%, 5.16% and 11.12%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a standard non-smoker underwriting risk when the policy is issued and for a female insured person who is 50 years old and a standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .13%. These rates are the arithmetic average for all funds of the Trusts. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING CURRENT CHARGES AND CVAT TEST


                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming hypothetical              Assuming hypothetical
End of    Planned Premiums         gross annual return of             gross annual return of
Policy     accumulated at    ----------------------------------  --------------------------------
 Year    5% annual interest      0%          6%         12%         0%         6%           12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  9,144  $    9,725   $   10,306
   2             34,374       1,000,000   1,000,000   1,000,000    21,276      23,150       25,091
   3             52,861       1,000,000   1,000,000   1,000,000    31,593      35,492       39,684
   4             72,271       1,000,000   1,000,000   1,000,000    42,709      49,396       56,867
   5             92,653       1,000,000   1,000,000   1,000,000    53,567      63,834       75,758
   6            114,053       1,000,000   1,000,000   1,000,000    65,595      80,326       98,107
   7            136,524       1,000,000   1,000,000   1,000,000    77,300      97,426      122,672
   8            160,118       1,000,000   1,000,000   1,000,000    88,651     115,130      149,665
   9            184,891       1,000,000   1,000,000   1,000,000    99,619     133,437      179,326
  10            210,904       1,000,000   1,000,000   1,000,000   110,232     152,410      211,983
  11            238,217       1,000,000   1,000,000   1,000,000   122,081     173,733      249,676
  12            266,895       1,000,000   1,000,000   1,000,000   133,858     196,159      291,519
  13            297,008       1,000,000   1,000,000   1,000,000   145,556     219,731      337,952
  14            328,626       1,000,000   1,000,000   1,000,000   157,151     244,484      389,455
  15            361,825       1,000,000   1,000,000   1,000,000   168,636     270,468      446,570
  16            396,684       1,000,000   1,000,000   1,000,000   179,991     297,724      509,893
  17            433,286       1,000,000   1,000,000   1,078,718   191,195     326,297      579,998
  18            471,718       1,000,000   1,000,000   1,184,467   202,231     356,239      657,538
  19            512,072       1,000,000   1,000,000   1,297,862   213,074     387,599      743,285
  20            554,444       1,000,000   1,000,000   1,419,712   223,697     420,429      838,090
  25            800,279       1,000,000   1,000,000   2,194,432   273,541     610,866    1,486,023
  30          1,114,034       1,000,000   1,120,753   3,361,813   305,382     846,398    2,538,858
  35          1,514,473       1,000,000   1,375,029   5,142,857   294,294   1,126,825    4,214,527



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING CURRENT CHARGES AND CVAT TEST


                                       Death Benefit                    Surrender Value
                             ----------------------------------  ------------------------------
                                   Assuming Hypothetical             Assuming Hypothetical
End of    Planned Premiums         Gross Annual Return of            Gross Annual Return of
Policy     Accumulated at    ----------------------------------  ------------------------------
 Year    5% Annual Interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,009,144  $1,009,725  $1,010,306  $  9,144  $  9,725   $   10,306
   2             34,374       1,020,475   1,022,348   1,024,289    21,274    23,147       25,087
   3             52,861       1,031,584   1,035,481   1,039,673    31,584    35,481       39,673
   4             72,271       1,042,686   1,049,369   1,056,836    42,686    49,369       56,836
   5             92,653       1,053,519   1,063,775   1,075,687    53,519    63,775       75,687
   6            114,053       1,065,505   1,080,213   1,097,965    65,505    80,213       97,965
   7            136,524       1,077,145   1,097,223   1,122,410    77,145    97,223      122,410
   8            160,118       1,088,398   1,114,789   1,149,208    88,398   114,789      149,208
   9            184,891       1,099,227   1,132,891   1,178,566    99,227   132,891      178,566
  10            210,904       1,109,657   1,151,578   1,210,782   109,657   151,579      210,782
  11            238,217       1,121,321   1,172,589   1,247,954   121,321   172,589      247,954
  12            266,895       1,132,904   1,194,663   1,289,172   132,904   194,663      289,172
  13            297,008       1,144,399   1,217,841   1,334,859   144,399   217,841      334,859
  14            328,626       1,155,779   1,242,149   1,385,465   155,779   242,149      385,465
  15            361,825       1,167,036   1,267,631   1,441,508   167,036   267,631      441,508
  16            396,684       1,178,145   1,294,315   1,503,544   178,145   294,315      503,544
  17            433,286       1,189,081   1,322,232   1,572,187   189,081   322,232      572,187
  18            471,718       1,199,821   1,351,415   1,648,120   199,821   351,415      648,120
  19            512,072       1,210,330   1,381,888   1,732,085   210,330   381,888      732,085
  20            554,444       1,220,573   1,413,671   1,824,902   220,573   413,671      824,903
  25            800,279       1,266,812   1,593,595   2,458,021   266,812   593,595    1,458,021
  30          1,114,034       1,287,775   1,795,333   3,482,840   287,775   795,333    2,482,840
  35          1,514,473       1,247,191   1,981,632   5,110,660   247,191   981,632    4,110,660



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING MAXIMUM CHARGES AND CVAT TEST

                                       Death Benefit                    Surrender Value
                             ----------------------------------  ------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  ------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  8,853  $  9,422   $    9,994
   2             34,374       1,000,000   1,000,000   1,000,000    20,670    22,497       24,397
   3             52,861       1,000,000   1,000,000   1,000,000    30,648    34,440       38,532
   4             72,271       1,000,000   1,000,000   1,000,000    41,405    47,891       55,163
   5             92,653       1,000,000   1,000,000   1,000,000    51,880    61,817       73,397
   6            114,053       1,000,000   1,000,000   1,000,000    63,502    77,732       94,963
   7            136,524       1,000,000   1,000,000   1,000,000    74,777    94,183      118,600
   8            160,118       1,000,000   1,000,000   1,000,000    85,676   111,161      144,497
   9            184,891       1,000,000   1,000,000   1,000,000    96,168   128,661      172,870
  10            210,904       1,000,000   1,000,000   1,000,000   106,215   146,667      203,948
  11            238,217       1,000,000   1,000,000   1,000,000   116,715   166,160      239,048
  12            266,895       1,000,000   1,000,000   1,000,000   126,654   186,158      277,508
  13            297,008       1,000,000   1,000,000   1,000,000   135,961   206,619      319,654
  14            328,626       1,000,000   1,000,000   1,000,000   144,539   227,486      365,846
  15            361,825       1,000,000   1,000,000   1,000,000   152,282   248,694      416,503
  16            396,684       1,000,000   1,000,000   1,000,000   159,070   270,171      472,113
  17            433,286       1,000,000   1,000,000   1,000,000   164,715   291,794      533,197
  18            471,718       1,000,000   1,000,000   1,080,718   169,164   313,564      599,944
  19            512,072       1,000,000   1,000,000   1,174,341   172,210   335,361      672,544
  20            554,444       1,000,000   1,000,000   1,272,864   173,654   357,091      751,402
  25            800,279       1,000,000   1,000,000   1,852,998   146,734   460,814    1,254,811
  30          1,114,034       1,000,000   1,000,000   2,615,322     6,310   535,184    1,975,104
  35          1,514,473              **   1,000,000   3,626,184        **   533,569    2,971,627



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $1,000,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969* USING MAXIMUM CHARGES AND CVAT TEST


                                       Death Benefit                    Surrender Value
                             ----------------------------------  ------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  ------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,008,852  $1,009,422  $1,009,993  $  8,852  $  9,422   $    9,993
   2             34,374       1,019,869   1,021,696   1,023,596    20,667    22,495       24,394
   3             52,861       1,030,639   1,034,430   1,038,520    30,639    34,430       38,520
   4             72,271       1,041,382   1,047,865   1,055,133    41,382    47,865       55,133
   5             92,653       1,051,833   1,061,760   1,073,328    51,833    61,760       73,328
   6            114,053       1,063,415   1,077,623   1,094,826    63,415    77,623       94,826
   7            136,524       1,074,627   1,093,987   1,118,346    74,627    93,987      118,346
   8            160,118       1,085,431   1,110,832   1,144,056    85,431   110,832      144,056
   9            184,891       1,095,790   1,128,134   1,172,137    95,790   128,134      172,137
  10            210,904       1,105,652   1,145,855   1,202,776   105,652   145,855      202,776
  11            238,217       1,115,901   1,164,944   1,237,226   115,901   164,944      237,226
  12            266,895       1,125,506   1,184,379   1,274,741   125,506   184,379      274,741
  13            297,008       1,134,371   1,204,069   1,315,532   134,371   204,069      315,532
  14            328,626       1,142,377   1,223,889   1,359,801   142,377   223,889      359,801
  15            361,825       1,149,383   1,243,689   1,407,750   149,383   243,689      407,750
  16            396,684       1,155,236   1,263,296   1,459,586   155,236   263,296      459,586
  17            433,286       1,159,700   1,282,442   1,515,447   159,700   282,442      515,447
  18            471,718       1,162,704   1,301,011   1,575,658   162,704   301,011      575,658
  19            512,072       1,163,993   1,318,693   1,640,381   163,993   318,693      640,381
  20            554,444       1,163,334   1,335,185   1,709,815   163,334   335,185      709,815
  25            800,279       1,119,839   1,384,900   2,132,822   119,839   384,900    1,132,822
  30          1,114,034              **   1,312,986   2,674,947        **   312,986    1,674,947
  35          1,514,473              **          **   3,300,001        **        **    2,300,001



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      28
How we support the policy and investment options                   28
Procedures for issuance of a policy.........                       29
Basic Sum Insured vs. Additional Sum Insured                       30
Commencement of investment performance......                       31
How we process certain policy transactions..                       31
Effects of policy loans.....................                       33
Additional information about how certain policy charges            33
work........................................
How we market the policies..................                       34
Tax considerations..........................                       35
Reports that you will receive...............                       37
Voting privileges that you will have........                       37
Changes that JHVLICO can make as to your policy                    38
Adjustments we make to death benefits.......                       38
When we pay policy proceeds.................                       38
Other details about exercising rights and paying benefits          39
Legal matters...............................                       39
Registration statement filed with the SEC...                       39
Accounting and actuarial experts............                       39
Financial statements of JHVLICO and the Account                    40
List of Directors and Executive Officers of JHVLICO                41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-521-1234.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

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

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trusts. We will vote the shares of each of the funds of the Trusts which are deemed attributable to variable life insurance policies at regular and special meetings of the Trusts' shareholders in accordance with instructions received from owners of such policies. Shares of the Trusts held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                        1999                   1998
                                                                        ---------              ---------
                                                                       (IN MILLIONS)

INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .                          $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                   136.0          122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          605.4                   618.1
 ---------                                                                           --------
                                                                             1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .     349.9                        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .     888.8                        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .     314.4                        274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .      20.5                    28.1
                                                               ----------            --------
                                                               1,573.6                 1,963.9
   ----------
 Gain from operations before federal income
 taxes and net realized capital losses                           118.6                        49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .      42.9                    33.1
                                                               ----------            --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .     (1.7)                   (0.6)
                                                               ----------            --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .      74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .    (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4      (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .   (198.9)                   (0.5)
                                                               ----------            --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $(177.9)                 $ (49.2)
                                                               ==========            ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                     PAGE
Account . . . . . . .    28          monthly deduction date. . . . . . .   30
account value . . . .     9          mortality and expense risk charge .   10
Additional Sum Insured   16          Option A; Option B. . . . . . . . .   16
annual processing date   16          optional benefits . . . . . . . . .   16
attained age. . . . .    10          optional extra death benefit
Basic Sum Insured . .    16          feature . . . . . . . . . . . . . .   16
beneficiary . . . . .    39          owner . . . . . . . . . . . . . . .    5
business day. . . . .    29          partial withdrawal. . . . . . . . .   14
changing Option A or B   18          partial withdrawal charge . . . . .   11
changing the Total Sum               payment options . . . . . . . . . .   18
 Insured  . . . . . .    17
charges . . . . . . .     9          Planned Premium . . . . . . . . . .    7
Code. . . . . . . . .    35          policy anniversary. . . . . . . . .   30
cost of insurance                    policy split option . . . . . . . .   17
 rates. . . . . . . .    10
date of issue . . . .    30          policy year . . . . . . . . . . . .   30
death benefit . . . .     5          premium; premium payment. . . . . .    5
deductions. . . . . .    19          prospectus. . . . . . . . . . . . .    3
dollar cost averaging    14          receive; receipt. . . . . . . . . .   21
enhanced cash value                  reinstate; reinstatement. . . . . .    7
 rider. . . . . . . .    17
expenses of the Trusts   11          sales charges . . . . . . . . . . .    9
fixed investment                     SEC . . . . . . . . . . . . . . . .    2
 option . . . . . . .    29
full surrender. . . .    14          Separate Account S. . . . . . . . .   28
fund. . . . . . . . .     2          Servicing Office. . . . . . . . . .    2
grace period. . . . .     7          special loan account. . . . . . . .   15
guaranteed minimum                   subaccount. . . . . . . . . . . . .   28
 death benefit  . . .     7          surrender . . . . . . . . . . . . .   14
Guaranteed Minimum
 Death Benefit Premium    8          surrender value . . . . . . . . . .   14
insurance charge. . .    10          Target Premium. . . . . . . . . . .    9
insured person. . . .     5          tax considerations. . . . . . . . .   35
investment options. .     1          telephone transfers . . . . . . . .   21
JHVLICO . . . . . . .    28          Total Sum Insured . . . . . . . . .   16
                                     transfers of account value. . . . .   13
lapse . . . . . . . .     7          Trust . . . . . . . . . . . . . . .    2
                                     variable investment options . . . .    1
loan. . . . . . . . .    15          we; us. . . . . . . . . . . . . . .   28
                                     withdrawal. . . . . . . . . . . . .   14
loan interest . . . .    15          withdrawal charges. . . . . . . . .   11
                                     you; your . . . . . . . . . . . . .    5
maximum premiums. . .     6
Minimum Initial
 Premium. . . . . . .    29
minimum insurance
 amount . . . . . . .    17

minimum premiums. . .     6
modified endowment
 contract . . . . . .    36

                           PROSPECTUS DATED MAY 1, 2000

                          VARIABLE ESTATE PROTECTION II

          a flexible premium variable life survivorship insurance policy issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc.
  Growth & Income . . . . .                                       Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R). . . . . . . . . . . . . . . .       Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Fundamental Mid Cap Growth. . . . . . . . . . . . . . . .       OppenheimerFunds, Inc.
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc.
  Small/Mid Cap CORE . . . .                                      Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Value . . . . .                                       INVESCO Management & Research, Inc.
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management(R)
  Global Balanced . . . . .                                       Brinson Partners, Inc.
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Management, Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market. . . . . . .                                       John Hancock Life Insurance Company
  Brandes International Equity. . . . . . . . . . . . . . .       Brandes Investment Partners, L.P.
  Turner Core Growth. . . .                                       Turner Investment Partners, Inc.
  Frontier Capital Appreciation. . . . . . . . . . . . . . .      Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity. . . . . . . . . . . . . . .       The Clifton Group
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds".
  In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                   Express Delivery               U.S. Mail
                   ----------------               ---------
                  529 Main Street (X-4)          P.O. Box 111
                 Charlestown, MA 02129         Boston, MA 02117

                             Phone: 1-800-521-1234

                              Fax: 1-617-572-6956

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 24.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 33.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 47.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 95.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    7
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             9
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         11
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            13
 .How can I change my policy's investment allocations?              14
 .How can I access my investment in the policy?. .                  15
 .How much will JHVLICO pay when the last insured person            16
dies?. . . . . . . . . . . . . . . . . . . . . .
 .What optional rider benefits can I choose?. . .                   18
 .How can I change my policy's insurance coverage?                  19
 .Can I cancel my policy after it's issued?. . . .                  19
 .Can I choose the form in which JHVLICO pays out policy            20
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   21
 .How will my policy be treated for income tax purposes?            21
 .How do I communicate with JHVLICO?. . . . . . .                   21

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
41. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date (as defined on page 36), we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" on page 37.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 15.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge to cover the cost of
   -----------------------------------------
  this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The first part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the second part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows:
   .0669% for a Total

  Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages:
  .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentages are as follows: .0250% for a Total Sum Insured at issue of less than $5 million, .0209% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0167% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .30%, .25% and .20%, respectively.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Age100 waiver of charges rider charge - A monthly charge if this rider is
 ---------------------------------------
  elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on age. The rate is derived from an actuarial table. The table in your policy will show the maximum rates. The rates we will actually apply could be less than the maximum rates. This charge will not be made until the sixth policy year.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the four year level term rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth  . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity  . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE  . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Global Bond . . . . . . . . . . . . . .     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  . . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

MFS VARIABLE INSURANCE TRUST
    (NOTE 4):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%


M FUND, INC. (NOTE 5):
Brandes International Equity  . . . . .     0.96%           N/A              0.25%         1.21%           0.97%
Turner Core Growth  . . . . . . . . . .     0.45%           N/A              0.25%         0.70%           0.95%
Frontier Capital Appreciation . . . . .     0.90%           N/A              0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity**  . . . .     0.55%           N/A              0.25%         0.80%           1.08%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

    * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

  (5) M Fund, Inc. funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets.

    ** Clifton Enhanced U.S. Equity  was formerly "Enhanced U.S. Equity".


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

 We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16) and under the guaranteed minimum death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 36.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

  As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 41). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

When the younger insured person reaches 100

  If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

  If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

  If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

 WHAT OPTIONAL RIDER BENEFITS CAN I CHOOSE?

Optional enhanced cash value rider

  If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 9. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

  We currently offer a number of other optional riders, such as the four year level term rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 38.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $250,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when such a decrease would take effect, see "Effective date of other policy transactions" on page 38.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 41 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by

JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 39. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 41.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below), the corresponding net annual rates of return would be -.79%, 5.16% and 11.12%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .13%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,285  $  4,568   $    4,852
   2            17,556        500,000   500,000     500,000    10,099    11,003       11,943
   3            26,998        500,000   500,000     500,000    15,013    16,883       18,901
   4            36,912        500,000   500,000     500,000    20,367    23,563       27,146
   5            47,322        500,000   500,000     500,000    25,635    30,530       36,233
   6            58,252        500,000   500,000     500,000    31,879    38,903       47,400
   7            69,728        500,000   500,000     500,000    38,019    47,633       59,705
   8            81,779        500,000   500,000     500,000    44,055    56,732       73,262
   9            94,432        500,000   500,000     500,000    49,985    66,215       88,197
  10           107,717        500,000   500,000     500,000    55,807    76,094      104,647
  11           121,667        500,000   500,000     500,000    62,165    87,064      123,483
  12           136,314        500,000   500,000     500,000    68,396    98,484      144,224
  13           151,694        500,000   500,000     500,000    74,495   110,366      167,062
  14           167,843        500,000   500,000     500,000    80,452   122,721      192,207
  15           184,799        500,000   500,000     500,000    86,258   135,561      219,891
  16           202,603        500,000   500,000     500,000    92,363   149,646      251,637
  17           221,297        500,000   500,000     500,000    98,311   164,340      286,775
  18           240,926        500,000   500,000     500,000   104,078   179,659      325,680
  19           261,536        500,000   500,000     500,000   109,641   195,619      368,776
  20           283,177        500,000   500,000     500,000   114,967   212,235      416,549
  25           408,735        500,000   500,000     783,605   138,127   307,566      746,291
  30           568,983        500,000   500,000   1,359,379   148,696   426,158    1,294,647
  35           773,504        500,000   608,711   2,309,479   134,287   579,724    2,199,504



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $504,284  $504,568  $  504,852  $  4,284  $  4,568   $    4,852
   2            17,556        509,691   510,594     511,534    10,099    11,002       11,942
   3            26,998        515,011   516,881     518,899    15,011    16,881       18,899
   4            36,912        520,364   523,559     527,142    20,364    23,559       27,142
   5            47,322        525,630   530,524     536,226    25,630    30,524       36,226
   6            58,252        531,872   538,893     547,388    31,872    38,893       47,388
   7            69,728        538,009   547,619     559,686    38,009    47,619       59,686
   8            81,779        544,040   556,711     573,233    44,040    56,712       73,233
   9            94,432        549,963   566,185     588,154    49,963    66,185       88,154
  10           107,717        555,776   576,050     604,583    55,776    76,050      104,583
  11           121,667        562,125   587,005     623,393    62,125    87,005      123,393
  12           136,314        568,342   598,401     644,094    68,342    98,401      144,094
  13           151,694        574,419   610,246     666,868    74,419   110,246      166,868
  14           167,843        580,345   622,545     691,914    80,345   122,545      191,914
  15           184,799        586,104   635,301     719,445    86,104   135,301      219,445
  16           202,603        592,142   649,261     750,954    92,142   149,261      250,954
  17           221,297        597,994   663,774     785,734    97,994   163,774      285,734
  18           240,926        603,629   678,832     824,103   103,629   178,832      324,103
  19           261,536        609,011   694,421     866,406   109,011   194,421      366,406
  20           283,177        614,093   710,516     913,017   114,093   210,516      413,017
  25           408,735        634,441   798,864   1,228,254   134,441   298,864      728,254
  30           568,983        636,984   891,711   1,732,616   136,984   391,711    1,232,616
  35           773,504        604,955   969,928   2,529,310   104,955   469,928    2,029,310



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,131  $  4,409   $    4,689
   2            17,556        500,000   500,000     500,000    9,766    10,649       11,567
   3            26,998        500,000   500,000     500,000   14,453    16,273       18,238
   4            36,912        500,000   500,000     500,000   19,525    22,625       26,102
   5            47,322        500,000   500,000     500,000   24,446    29,177       34,694
   6            58,252        500,000   500,000     500,000   30,267    37,032       45,227
   7            69,728        500,000   500,000     500,000   35,896    45,126       56,734
   8            81,779        500,000   500,000     500,000   41,320    53,451       69,300
   9            94,432        500,000   500,000     500,000   46,524    62,002       83,021
  10           107,717        500,000   500,000     500,000   51,490    70,769       97,998
  11           121,667        500,000   500,000     500,000   56,676    80,250      114,886
  12           136,314        500,000   500,000     500,000   61,566    89,938      133,324
  13           151,694        500,000   500,000     500,000   66,125    99,810      153,455
  14           167,843        500,000   500,000     500,000   70,306   109,835      175,436
  15           184,799        500,000   500,000     500,000   74,056   119,973      199,446
  16           202,603        500,000   500,000     500,000   77,317   130,187      225,699
  17           221,297        500,000   500,000     500,000   79,995   140,407      254,425
  18           240,926        500,000   500,000     500,000   82,064   150,628      285,954
  19           261,536        500,000   500,000     500,000   83,423   160,783      320,633
  20           283,177        500,000   500,000     500,000   83,972   170,817      358,898
  25           408,735        500,000   500,000     652,633   69,568   216,717      621,555
  30           568,983             **   500,000   1,095,714       **   242,208    1,043,537
  35           773,504             **   500,000   1,786,523       **   213,086    1,701,450



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,131  $504,409  $  504,688  $ 4,131  $  4,409   $    4,688
   2            17,556        509,357   510,240     511,158    9,765    10,648       11,566
   3            26,998        514,449   516,268     518,233   14,449    16,268       18,233
   4            36,912        519,515   522,612     526,088   19,515    22,612       26,088
   5            47,322        524,424   529,150     534,661   24,424    29,150       34,661
   6            58,252        530,225   536,980     545,162   30,225    36,980       45,162
   7            69,728        535,824   545,032     556,613   35,824    45,033       56,613
   8            81,779        541,203   553,294     569,090   41,203    53,294       69,090
   9            94,432        546,343   561,750     582,671   46,343    61,750       82,671
  10           107,717        551,220   570,381     597,439   51,220    70,381       97,439
  11           121,667        556,285   579,667     614,016   56,285    79,667      114,016
  12           136,314        561,013   589,085     632,004   61,013    89,085      132,004
  13           151,694        565,359   598,588     651,490   65,359    98,588      151,490
  14           167,843        569,263   608,111     672,555   69,263   108,111      172,555
  15           184,799        572,658   617,576     695,280   72,658   117,576      195,280
  16           202,603        575,468   626,896     719,744   75,468   126,896      219,744
  17           221,297        577,576   635,934     745,988   77,576   135,934      245,988
  18           240,926        578,951   644,632     774,145   78,951   144,632      274,145
  19           261,536        579,467   652,834     804,261   79,467   152,834      304,261
  20           283,177        579,010   660,386     836,401   79,010   160,386      336,401
  25           408,735        556,768   680,983   1,028,418   56,768   180,983      528,418
  30           568,983             **   639,753   1,263,276       **   139,753      763,276
  35           773,504             **        **   1,511,470       **        **    1,011,470



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,285  $  4,568   $    4,852
   2            17,556        500,000   500,000     500,000    10,099    11,003       11,943
   3            26,998        500,000   500,000     500,000    15,013    16,883       18,901
   4            36,912        500,000   500,000     500,000    20,367    23,563       27,146
   5            47,322        500,000   500,000     500,000    25,635    30,530       36,233
   6            58,252        500,000   500,000     500,000    31,879    38,903       47,400
   7            69,728        500,000   500,000     500,000    38,019    47,633       59,705
   8            81,779        500,000   500,000     500,000    44,055    56,732       73,262
   9            94,432        500,000   500,000     500,000    49,985    66,215       88,197
  10           107,717        500,000   500,000     500,000    55,807    76,094      104,647
  11           121,667        500,000   500,000     500,000    62,165    87,064      123,483
  12           136,314        500,000   500,000     500,000    68,396    98,484      144,224
  13           151,694        500,000   500,000     500,000    74,495   110,366      167,062
  14           167,843        500,000   500,000     500,000    80,452   122,721      192,207
  15           184,799        500,000   500,000     500,000    86,258   135,561      219,891
  16           202,603        500,000   500,000     500,000    92,363   149,646      251,637
  17           221,297        500,000   500,000     533,317    98,311   164,340      286,751
  18           240,926        500,000   500,000     586,434   104,078   179,659      325,550
  19           261,536        500,000   500,000     643,269   109,641   195,619      368,400
  20           283,177        500,000   500,000     704,182   114,967   212,235      415,696
  25           408,735        500,000   500,000   1,088,631   138,127   307,566      737,198
  30           568,983        500,000   561,906   1,661,585   148,696   424,354    1,254,837
  35           773,504        500,000   686,517   2,531,261   134,287   562,595    2,074,346



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $504,284  $504,568  $  504,852  $  4,284  $  4,568   $    4,852
   2            17,556        509,691   510,594     511,534    10,099    11,002       11,942
   3            26,998        515,011   516,881     518,899    15,011    16,881       18,899
   4            36,912        520,364   523,559     527,142    20,364    23,559       27,142
   5            47,322        525,630   530,524     536,226    25,630    30,524       36,226
   6            58,252        531,872   538,893     547,388    31,872    38,893       47,388
   7            69,728        538,009   547,619     559,686    38,009    47,619       59,686
   8            81,779        544,040   556,711     573,233    44,040    56,712       73,233
   9            94,432        549,963   566,185     588,154    49,963    66,185       88,154
  10           107,717        555,776   576,050     604,583    55,776    76,050      104,583
  11           121,667        562,125   587,005     623,393    62,125    87,005      123,393
  12           136,314        568,342   598,401     644,094    68,342    98,401      144,094
  13           151,694        574,419   610,246     666,868    74,419   110,246      166,868
  14           167,843        580,345   622,545     691,914    80,345   122,545      191,914
  15           184,799        586,104   635,301     719,445    86,104   135,301      219,445
  16           202,603        592,142   649,261     750,954    92,142   149,261      250,954
  17           221,297        597,994   663,774     785,734    97,994   163,774      285,734
  18           240,926        603,629   678,832     824,103   103,629   178,832      324,103
  19           261,536        609,011   694,421     866,406   109,011   194,421      366,406
  20           283,177        614,093   710,516     913,017   114,093   210,516      413,017
  25           408,735        634,441   798,864   1,228,254   134,441   298,864      728,254
  30           568,983        636,984   891,711   1,732,616   136,984   391,711    1,232,616
  35           773,504        604,955   969,928   2,529,310   104,955   469,928    2,029,310



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,131  $  4,409   $    4,689
   2            17,556        500,000   500,000     500,000    9,766    10,649       11,567
   3            26,998        500,000   500,000     500,000   14,453    16,273       18,238
   4            36,912        500,000   500,000     500,000   19,525    22,625       26,102
   5            47,322        500,000   500,000     500,000   24,446    29,177       34,694
   6            58,252        500,000   500,000     500,000   30,267    37,032       45,227
   7            69,728        500,000   500,000     500,000   35,896    45,126       56,734
   8            81,779        500,000   500,000     500,000   41,320    53,451       69,300
   9            94,432        500,000   500,000     500,000   46,524    62,002       83,021
  10           107,717        500,000   500,000     500,000   51,490    70,769       97,998
  11           121,667        500,000   500,000     500,000   56,676    80,250      114,886
  12           136,314        500,000   500,000     500,000   61,566    89,938      133,324
  13           151,694        500,000   500,000     500,000   66,125    99,810      153,455
  14           167,843        500,000   500,000     500,000   70,306   109,835      175,436
  15           184,799        500,000   500,000     500,000   74,056   119,973      199,446
  16           202,603        500,000   500,000     500,000   77,317   130,187      225,699
  17           221,297        500,000   500,000     500,000   79,995   140,407      254,425
  18           240,926        500,000   500,000     514,936   82,064   150,628      285,859
  19           261,536        500,000   500,000     558,693   83,423   160,783      319,963
  20           283,177        500,000   500,000     604,570   83,972   170,817      356,892
  25           408,735        500,000   500,000     871,762   69,568   216,717      590,339
  30           568,983             **   500,000   1,216,823       **   242,208      918,951
  35           773,504             **   500,000   1,666,898       **   213,086    1,366,008



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED
    PREMIUM: $8,156* USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,131  $504,409  $  504,688  $ 4,131  $  4,409   $    4,688
   2            17,556        509,357   510,240     511,158    9,765    10,648       11,566
   3            26,998        514,449   516,268     518,233   14,449    16,268       18,233
   4            36,912        519,515   522,612     526,088   19,515    22,612       26,088
   5            47,322        524,424   529,150     534,661   24,424    29,150       34,661
   6            58,252        530,225   536,980     545,162   30,225    36,980       45,162
   7            69,728        535,824   545,032     556,613   35,824    45,033       56,613
   8            81,779        541,203   553,294     569,090   41,203    53,294       69,090
   9            94,432        546,343   561,750     582,671   46,343    61,750       82,671
  10           107,717        551,220   570,381     597,439   51,220    70,381       97,439
  11           121,667        556,285   579,667     614,016   56,285    79,667      114,016
  12           136,314        561,013   589,085     632,004   61,013    89,085      132,004
  13           151,694        565,359   598,588     651,490   65,359    98,588      151,490
  14           167,843        569,263   608,111     672,555   69,263   108,111      172,555
  15           184,799        572,658   617,576     695,280   72,658   117,576      195,280
  16           202,603        575,468   626,896     719,744   75,468   126,896      219,744
  17           221,297        577,576   635,934     745,988   77,576   135,934      245,988
  18           240,926        578,951   644,632     774,145   78,951   144,632      274,145
  19           261,536        579,467   652,834     804,261   79,467   152,834      304,261
  20           283,177        579,010   660,386     836,401   79,010   160,386      336,401
  25           408,735        556,768   680,983   1,028,418   56,768   180,983      528,418
  30           568,983             **   639,753   1,263,276       **   139,753      763,276
  35           773,504             **        **   1,511,470       **        **    1,011,470



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 23.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      34
How we support the policy and investment options                   34
Procedures for issuance of a policy.........                       35
Basic Sum Insured vs. Additional Sum Insured                       36
Commencement of investment performance......                       37
How we process certain policy transactions..                       37
Effects of policy loans.....................                       38
Additional information about how certain policy charges            39
work........................................
How we market the policies..................                       40
Tax considerations..........................                       41
Reports that you will receive...............                       43
Voting privileges that you will have........                       43
Changes that JHVLICO can make as to your policy                    43
Adjustments we make to death benefits.......                       44
When we pay policy proceeds.................                       44
Other details about exercising rights and paying benefits          45
Legal matters...............................                       45
Registration statement filed with the SEC...                       45
Accounting and actuarial experts............                       45
Financial statements of JHVLICO and the Account                    45
List of Directors and Executive Officers of JHVLICO                46

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 36).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 41).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-521-1234.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 19)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive the request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 40.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 41.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the

Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith. . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.          Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------

                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:




                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)


December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                        --------         -----              ------             --------

Total bonds . . . . .
                        ========         =====              ======             ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                        --------         -----              ------             --------

Total bonds . . . . .                                              15.1
                        ========         =====              ======             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999                               1998

                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
     --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                     PAGE
Account . . . . . . .    34                                                42
account value . . . .     9                                                36
Additional Sum Insured   16                                                16
annual processing date   17                                                18
asset-based risk
 charge . . . . . . .    10                                                17
attained age. . . . .    10                                                 5
Basic Sum Insured . .    16                                                15
beneficiary . . . . .    45                                                11
business day. . . . .    35                                                20
changing Option A or B   19                                                 7
changing the Total Sum
 Insured  . . . . . .    19                                                36
charges . . . . . . .     9                                                18
Code. . . . . . . . .    41                                                36
cost of insurance
 rates. . . . . . . .    10                                                 5
date of issue . . . .    36                                                 3
death benefit . . . .     5                                                22
deductions. . . . . .     9                                                 7
dollar cost averaging    14                                                 9
expenses of the Trusts   11                                                 2
fixed investment
 option . . . . . . .    35                                                34
full surrender. . . .    15                                                 2
fund. . . . . . . . .     2                                                15
grace period. . . . .     7                                                34
guaranteed minimum
 death benefit  . . .     7                                                15
Guaranteed Minimum
 Death Benefit Premium    8                                                15
insurance charge. . .    10                                                10
insured person. . . .     5                                                41
investment options. .     1                                                22
JHVLICO . . . . . . .    34                                                16
lapse . . . . . . . .     7                                                14

loan. . . . . . . . .    15                                                 2

loan interest . . . .    15                                                 1

maximum premiums. . .     6                                                34
Minimum Initial
 Premium. . . . . . .    35                                                15
minimum insurance
 amount . . . . . . .    17                                                11

minimum premiums. . .     6                                                 5

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2000.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         President



Attest:    /s/ PETER H. SCAVONGELLI
           ----------------------
           Peter H. Scavongelli
           Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK F. SMITH
--------------------
Patrick F. Smith           Controller (Principal Accounting     May 1, 2000
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                   May 1, 2000

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director
            Bruce M. Jones         Director
            Paul Strong            Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2000.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     President



Attest   /s/ PETER H. SCAVONGELLI
         ------------------------
         Peter H. Scavongelli
         Secretary